Exhibit 99.1

DPW Holdings’ Independent Directors Issue Investor Update
Compensation Committee Recommends, and the Board of Directors Approves, Executive Employment Contract with CEO

NEWPORT BEACH, CA, June 18, 2018 (GLOBE NEWSWIRE) – DPW Holdings, Inc. (NYSE American: DPW) ("DPW" or the "Company"), a diversified holding company, announced today that the independent directors of DPW who comprise the membership of the Compensation Committee (the “Committee”) have completed and recommended approval of the proposed Executive Employment Agreement (the “Agreement”) with Milton “Todd” Ault, III, the Company’s Chairman and CEO. The Board of Directors subsequently approved the Agreement.

In 2016, before Mr. Ault’s arrival, DPW was on the verge of being delisted from the NYSE American due to sustained losses and a shortfall in equity. Mr. Ault spearheaded the purchase by Philou Ventures, LLC which invested $1,500,000 to buy a significant interest in the Company and which subsequently invested another $1,250,000.

During his relatively brief tenure with the Company, Mr. Ault has caused DPW to take a number of steps, including the completion of several significant strategic acquisitions, resulting in the following accomplishments:

•          Increased market capitalization by an order of magnitude;
•          On target to increase revenue seven-fold;
•          Quadrupled Total Equity;
•          Engineered a $50 million purchase order from MTIX; and
•          Saved the NYSE American Listing

The Company acknowledges that these initiatives have been neither easy nor inexpensive to accomplish but were necessary to maintain the Company’s eligibility for continued listing on the NYSE American and to sustain its ability to achieve its long-term objectives. Going forward, DPW expects there to be additional financings and acquisitions but that these will occur at a more measured pace. As the business grows, the Company will continue to focus on aggressive top line growth but will also recognize the need to strive for other measures of financial health including ROI, net income and positive cash flow.

None of Mr. Ault’s future equity awards will be earned through the mere passage of time, but only upon approval of the Agreement by the Company’s stockholders and DPW’s achievement of these significant financial targets:
•          35% year over year revenue growth;
•          GAAP net income of 5% of revenues; and
•          Positive cash flow

Upon meeting or exceeding these targets, and if there is an increase in the net market capitalization of DPW, Mr. Ault will receive common shares calculated as a percentage of that increase. Net market cap is defined as shares outstanding times the closing market price, minus any equity financings during the target year. See the Company’s Current report on Form 8-K for a more complete description of the Agreement.

As he has envisioned, Mr. Ault is transitioning the Company from a small entity operating in the power supply market to a holding company with a diverse portfolio of productive assets including cryptocurrency mining, hospitality, aerospace/defense, medical and commercial electronics development and manufacturing, high-tech original equipment manufacturing, consumer self-service financial services and small business commercial lending, with more to come.

The members of the Committee have spent many months researching best practices for executive compensation, reviewing plans at similar public companies, studying independent consultants’ reports, conducting interviews with stockholders and holding many internal meetings, most of which Mr. Ault did not attend. The Committee firmly believes that Mr. Ault, who is already a significant stockholder by virtue of having invested considerable personal resources in the Company and who not only expects to contribute additional capital to the Company over time but devotes virtually all his time and energy to executing his strategy of long-term shareholder value creation, will have his interests completely aligned with all stockholders. The Board of Directors fully supports and agrees with the recommendation of the Committee and has therefore approved the Agreement; as a result, the Agreement is presently in full force excepting only its equity compensation provisions, which will take effect if and when approved by the Company’s stockholders, which approval will be sought at the Company’s next annual meeting.

ABOUT DPW HOLDINGS, INC.
Headquartered in Newport Beach, CA, DPW Holdings, Inc., (www.DPWHoldings.com), is a diversified holding company with a growth strategy of acquiring undervalued assets, disruptive technologies, sustainable solutions, and exciting ventures for incubation and development to their full potential for long-term growth and investor returns.

DPW, through its wholly-owned subsidiary, Coolisys Technologies, Inc., is dedicated to providing world-class technology-based solutions for critical applications and lifesaving services, in which innovation is the main driver. Coolisys serves the defense, aerospace, naval, homeland security, medical, telecom, datacom, and industrial markets. Its growth strategy targets core markets that are characterized by “high barriers to entry” and that require specialized products and services that are not likely to be commoditized. Through its portfolio companies, Coolisys develops and manufactures cutting-edge switching power products and power solutions utilizing its customized digital power management and resonant topology to achieve the highest efficiency and highest density power converters and inverters; specialized complex airborne high-frequency, radio frequency (RF), and microwave detector-log video amplifiers (DLVA); very high-frequency filters; and naval power conversion and distribution equipment. Coolisys provides its technology and services through its three primary groups: the Power Solutions Group (PSG); the Defense and Aerospace Solutions Group (DSG); and the Advanced Service Industries (ASI) Group. Coolisys manages five divisions, including Digital Power Corporation, www.DigiPwr.com, a leading provider of power electronics technology based in Northern California; Digital Power Limited dba Gresham Power Ltd., www.GreshamPower.com, a designer and manufacturer of power distribution systems primarily for Naval use based in Salisbury, UK; Microphase Corporation, www.MicroPhase.com , a designer and manufacturer of microwave electronics technology based in Shelton, CT; Power-Plus Technical Distributors, www.Power-Plus.com, a value-added distributor based in Sonora, CA; and Enertec Systems, www.Enertec.co.il, a developer and manufacturer of specialized advanced electronic systems for the defense and aerospace sectors based in Karmiel, Israel.

Digital Power Lending, LLC, www.DigitalPowerLending.com, a wholly owned subsidiary of the Company, is based in Fremont, CA, and is a California private lending company operating under Financial Lender’s License ##60DBO-77905 dedicated to strategically providing capital to small and middle size businesses for an equity interest in addition to loan fees and interest. Super Crypto Mining, Inc. www.SuperCryptoMining.com is a wholly-owned subsidiary of the Company, is based in Fremont CA that leverages its engineering expertise and existing locations to create crypto currency mining facilities across the globe. Super Crypto Mining, Inc. operates the branded divisions, Super Crypto Power, www.SuperCryptoPower.com and Super Miner, www.SuperMiner.com. Excelo, LLC, www.Excelo.com, a wholly-owned subsidiary of the Company, is a national search firm specializing in fulfilling strategic executive, professional and hi-tech placements for businesses delivering world-class services. DPW Holdings, Inc.’s headquarters is located at 201 Shipyard Way, Suite E, CA 92663; www.DPWHoldings.com. For Investor inquiries: IR@DPWHoldings.com or 1-888-753-2235. News Source: Digital Power Lending, LLC

Forward-Looking Statements
The foregoing release contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the acquisition and the ability to consummate the acquisition. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.DPWHoldings.com.
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